Exhibit 10.1b

JOINDER TO THE AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

This JOINDER to the Amended and Restated Limited Liability Company Agreement (this “Joinder”) of BU Financial Holdings LLC, a Delaware limited liability company (the “Company”), dated as of May 21, 2009 (as the same may be amended, supplement or modified from time to time, the “LLC Agreement”), is made and entered into as of July 15, 2009 (the “Effective Date”) by and between the Company and Rishi Bansal (the “New Member”).

WHEREAS, pursuant to Section 3.9 of the LLC Agreement, the Company desires to admit the New Member as an Additional Member to the Company, to be treated as an “Outside Member” under the LLC Agreement;

WHEREAS, pursuant to Section 3.9 of the LLC Agreement, the New Member desires to acknowledge that, upon execution of this Joinder and effective as of the Effective Date, such New Member shall be party to, and bound by all of the terms of, the LLC Agreement; and

WHEREAS, on the Effective Date, New Member shall make a contribution of $1,500,000.00 to the Company in exchange for 1,500.00 Common Units of the Company.

NOW THEREFORE, in consideration of the mutual promises and covenants set forth herein, and other good and valuable consideration, the receipt of which is hereby acknowledged, intending to be legally bound hereby, the parties to this Joinder agree as follows:

1.   Definitions.  Capitalized terms used herein but not otherwise defined herein shall have the respective meanings set forth in the LLC Agreement.

2.   Agreement to be Bound.  The New Member hereby (i) acknowledges that it has received and reviewed a complete copy of the LLC Agreement and (ii) agrees that upon execution of this Joinder, the New Member shall become a party to the LLC Agreement as an Outside Member and shall be fully bound by, and subject to, all of the applicable terms, conditions, representations and warranties and other provisions of the LLC Agreement with all attendant rights, benefits, duties, restrictions and obligations stated therein as though an original party thereto and shall be deemed an “Outside Member” for all purposes under the LLC Agreement.  The Company hereby agrees that upon execution of this Joinder, the New Member shall have all attendant rights and benefits stated in the LLC Agreement applicable to Outside Members, with the same force and effect as if the undersigned was an original party to the LLC Agreement, and that Schedule A to the LLC Agreement shall be amended to include the name of the New Member and the number of Common Units issued to such New Member as described herein.

3.   Effectiveness.  This Joinder shall take effect and shall become a part of the LLC Agreement as of the Effective Date immediately upon the execution hereof.

4.   Counterparts.  This Joinder may be executed in two (2) or more counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

5.   Governing Law.  This Joinder shall be governed in all respects, including as to validity, construction, interpretation and effect, by the substantive laws of the state of Delaware, without giving effect to the conflict of laws rules thereof.

6.   Headings.  The headings contained in this Joinder are for purposes of convenience only and shall not affect the meaning or interpretation of this Joinder.

2

IN WITNESS WHEREOF, this Joinder has been duly executed and delivered by the duly authorized officers of the Company and New Member as of the date first above written.

BU FINANCIAL HOLDINGS LLC

By:	/s/ Rajinder Singh
Name: Rajinder Singh
Title: Secretary

/s/ Rishi Bansal
RISHI BANSAL

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JOINDER TO THE AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

This JOINDER to the Amended and Restated Limited Liability Company Agreement (this “Joinder”) of BU Financial Holdings LLC, a Delaware limited liability company (the “Company”), dated as of May 21, 2009 (as the same may be amended, supplement or modified from time to time, the “LLC Agreement”), is made and entered into as of September 1, 2009 (the “Effective Date”) by and between the Company and Douglas Pauls (the “New Member”).

WHEREAS, pursuant to Section 3.9 of the LLC Agreement, the Company desires to admit the New Member as an Additional Member to the Company, to be treated as a “Management Member” under the LLC Agreement;

WHEREAS, pursuant to Section 3.9 of the LLC Agreement, the New Member desires to acknowledge that, upon execution of this Joinder and effective as of the Effective Date, such New Member shall be party to, and bound by all of the terms of, the LLC Agreement; and

WHEREAS, on the Effective Date, New Member shall make a contribution of $500,000 to the Company in exchange for 500 Common Units of the Company.

NOW THEREFORE, in consideration of the mutual promises and covenants set forth herein, and other good and valuable consideration, the receipt of which is hereby acknowledged, intending to be legally bound hereby, the parties to this Joinder agree as follows:

1.   Definitions.  Capitalized terms used herein but not otherwise defined herein shall have the respective meanings set forth in the LLC Agreement.

2.   Agreement to be Bound.  The New Member hereby (i) acknowledges that it has received and reviewed a complete copy of the LLC Agreement and (ii) agrees that upon execution of this Joinder, the New Member shall become a party to the LLC Agreement as a Management Member and shall be fully bound by, and subject to, all of the applicable terms, conditions, representations and warranties and other provisions of the LLC Agreement with all attendant rights, benefits, duties, restrictions and obligations stated therein as though an original party thereto and shall be deemed a “Management Member” for all purposes under the LLC Agreement.  The Company hereby agrees that upon execution of this Joinder, the New Member shall have all attendant rights and benefits stated in the LLC Agreement applicable to Management Members, with the same force and effect as if the undersigned was an original party to the LLC Agreement, and that Schedule A to the LLC Agreement shall be amended to include the name of the New Member and the number of Common Units issued to such New Member as described herein.

3.   Effectiveness.  This Joinder shall take effect and shall become a part of the LLC Agreement as of the Effective Date immediately upon the execution hereof.

4.   Counterparts.  This Joinder may be executed in two (2) or more counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

5.   Governing Law.  This Joinder shall be governed in all respects, including as to validity, construction, interpretation and effect, by the substantive laws of the state of Delaware, without giving effect to the conflict of laws rules thereof.

6.   Headings.  The headings contained in this Joinder are for purposes of convenience only and shall not affect the meaning or interpretation of this Joinder.

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IN WITNESS WHEREOF, this Joinder has been duly executed and delivered by the duly authorized officers of the Company and New Member as of the date first above written.

BU FINANCIAL HOLDINGS LLC

By:	/s/ Rajinder P. Singh
Name: Rajinder P. Singh
Title:

/s/ Douglas Pauls
DOUGLAS PAULS

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JOINDER TO THE AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

This JOINDER to the Amended and Restated Limited Liability Company Agreement (this “Joinder”) of BU Financial Holdings LLC, a Delaware limited liability company (the “Company”), dated as of May 21, 2009 (as the same may be amended, supplement or modified from time to time, the “LLC Agreement”), is made and entered into as of October 9, 2009 (the “Effective Date”) by and between the Company and Scott Skorobohaty (the “New Member”).

WHEREAS, pursuant to Section 3.9 of the LLC Agreement, the Company desires to admit the New Member as an Additional Member to the Company, to be treated as an “Outside Member” under the LLC Agreement;

WHEREAS, pursuant to Section 3.9 of the LLC Agreement, the New Member desires to acknowledge that, upon execution of this Joinder and effective as of the Effective Date, such New Member shall be party to, and bound by all of the terms of, the LLC Agreement; and

WHEREAS, on the Effective Date, New Member shall make a contribution of $500,000.00 to the Company in exchange for 500.00 Common Units of the Company.

NOW THEREFORE, in consideration of the mutual promises and covenants set forth herein, and other good and valuable consideration, the receipt of which is hereby acknowledged, intending to be legally bound hereby, the parties to this Joinder agree as follows:

1.   Definitions.  Capitalized terms used herein but not otherwise defined herein shall have the respective meanings set forth in the LLC Agreement.

2.   Agreement to be Bound.  The New Member hereby (i) acknowledges that it has received and reviewed a complete copy of the LLC Agreement and (ii) agrees that upon execution of this Joinder, the New Member shall become a party to the LLC Agreement as an Outside Member and shall be fully bound by, and subject to, all of the applicable terms, conditions, representations and warranties and other provisions of the LLC Agreement with all attendant rights, benefits, duties, restrictions and obligations stated therein as though an original party thereto and shall be deemed an “Outside Member” for all purposes under the LLC Agreement.  The Company hereby agrees that upon execution of this Joinder, the New Member shall have all attendant rights and benefits stated in the LLC Agreement applicable to Outside Members, with the same force and effect as if the undersigned was an original party to the LLC Agreement, and that Schedule A to the LLC Agreement shall be amended to include the name of the New Member and the number of Common Units issued to such New Member as described herein.

3.   Effectiveness.  This Joinder shall take effect and shall become a part of the LLC Agreement as of the Effective Date immediately upon the execution hereof.

4.   Counterparts.  This Joinder may be executed in two (2) or more counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

5.   Governing Law.  This Joinder shall be governed in all respects, including as to validity, construction, interpretation and effect, by the substantive laws of the state of Delaware, without giving effect to the conflict of laws rules thereof.

6.   Headings.  The headings contained in this Joinder are for purposes of convenience only and shall not affect the meaning or interpretation of this Joinder.

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IN WITNESS WHEREOF, this Joinder has been duly executed and delivered by the duly authorized officers of the Company and New Member as of the date first above written.

BU FINANCIAL HOLDINGS LLC

By:	/s/ Rajinder P. Singh
Name: Rajinder P. Singh
Title:

/s/ Scott Skorobohaty
SCOTT SKOROBOHATY

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JOINDER TO THE AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

This JOINDER to the Amended and Restated Limited Liability Company Agreement (this “Joinder”) of BU Financial Holdings LLC, a Delaware limited liability company (the “Company”), dated as of May 21, 2009 (as the same may be amended, supplement or modified from time to time, the “LLC Agreement”), is made and entered into as of October 20, 2009 (the “Effective Date”) by and between the Company and Raymond Barbone (the “New Member”).

WHEREAS, pursuant to Section 3.9 of the LLC Agreement, the Company desires to admit the New Member as an Additional Member to the Company, to be treated as an “Outside Member” under the LLC Agreement;

WHEREAS, pursuant to Section 3.9 of the LLC Agreement, the New Member desires to acknowledge that, upon execution of this Joinder and effective as of the Effective Date, such New Member shall be party to, and bound by all of the terms of, the LLC Agreement; and

WHEREAS, on the Effective Date, New Member shall make a contribution of $250,000.00 to the Company in exchange for 250.00 Common Units of the Company.

NOW THEREFORE, in consideration of the mutual promises and covenants set forth herein, and other good and valuable consideration, the receipt of which is hereby acknowledged, intending to be legally bound hereby, the parties to this Joinder agree as follows:

1.   Definitions.  Capitalized terms used herein but not otherwise defined herein shall have the respective meanings set forth in the LLC Agreement.

2.   Agreement to be Bound.  The New Member hereby (i) acknowledges that it has received and reviewed a complete copy of the LLC Agreement and (ii) agrees that upon execution of this Joinder, the New Member shall become a party to the LLC Agreement as an Outside Member and shall be fully bound by, and subject to, all of the applicable terms, conditions, representations and warranties and other provisions of the LLC Agreement with all attendant rights, benefits, duties, restrictions and obligations stated therein as though an original party thereto and shall be deemed an “Outside Member” for all purposes under the LLC Agreement.  The Company hereby agrees that upon execution of this Joinder, the New Member shall have all attendant rights and benefits stated in the LLC Agreement applicable to Outside Members, with the same force and effect as if the undersigned was an original party to the LLC Agreement, and that Schedule A to the LLC Agreement shall be amended to include the name of the New Member and the number of Common Units issued to such New Member as described herein.

3.   Effectiveness.  This Joinder shall take effect and shall become a part of the LLC Agreement as of the Effective Date immediately upon the execution hereof.

4.   Counterparts.  This Joinder may be executed in two (2) or more counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

5.   Governing Law.  This Joinder shall be governed in all respects, including as to validity, construction, interpretation and effect, by the substantive laws of the state of Delaware, without giving effect to the conflict of laws rules thereof.

6.   Headings.  The headings contained in this Joinder are for purposes of convenience only and shall not affect the meaning or interpretation of this Joinder.

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IN WITNESS WHEREOF, this Joinder has been duly executed and delivered by the duly authorized officers of the Company and New Member as of the date first above written.

BU FINANCIAL HOLDINGS LLC

By:	/s/ Rajinder P. Singh
Name: Rajinder P. Singh
Title:

/s/ Raymond Barbone
RAYMOND BARBONE

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JOINDER TO THE AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

This JOINDER to the Amended and Restated Limited Liability Company Agreement (this “Joinder”) of BU Financial Holdings LLC, a Delaware limited liability company (the “Company”), dated as of May 21, 2009 (as the same may be amended, supplement or modified from time to time, the “LLC Agreement”), is made and entered into as of January 6, 2010 (the “Effective Date”) by and between (x) the Company and (y) Sue M. Cobb (“Cobb”), Cobb Family Twenty-Second Century Fund I, created under a trust agreement dated December 28, 1992 (the “Cobb Trust”) and Cobb Family Foundation, Inc., a Florida not-for-profit corporation, chartered October 24, 1984 (the “Cobb Family Foundation,” and together with Cobb and Cobb Trust, the “Cobb Group Members”).

WHEREAS, pursuant to Section 3.9 of the LLC Agreement, the Company desires to admit the Cobb Group Members as Additional Members to the Company, to be treated as “Outside Members” under the LLC Agreement but subject to Section 2 of this Joinder;

WHEREAS, pursuant to Section 3.9 of the LLC Agreement, the Cobb Group Members desire to acknowledge that, upon execution of this Joinder and effective as of the Effective Date, such Cobb Group Members shall be party to, and bound by all of the terms of, the LLC Agreement; and

WHEREAS, on the Effective Date, the Cobb Group Members shall make an aggregate cash capital contribution of $2,000,000.00 to the Company in exchange for 1,795.03 Class A Common Units of the Company, which contribution and Class A Common Units shall be allocated among the Cobb Group Members as follows: Cobb (50%), Cobb Trust (35%) and Cobb Family Foundation (15%).

NOW THEREFORE, in consideration of the mutual promises and covenants set forth herein, and other good and valuable consideration, the receipt of which is hereby acknowledged, intending to be legally bound hereby, the parties to this Joinder agree as follows:

1.   Definitions.  Capitalized terms used herein but not otherwise defined herein shall have the respective meanings set forth in the LLC Agreement.

2.   Agreement to be Bound.

a.             Subject in all respect to Section 2(b) of this Joinder, each Cobb Group Member hereby (i) acknowledges that it has received and reviewed a complete copy of the LLC Agreement and (ii) agrees that upon execution of this Joinder, such Cobb Group Members shall become a party to the LLC Agreement as an Outside Member and shall be fully bound by, and subject to, all of the applicable terms, conditions, representations and warranties and other provisions of the LLC Agreement with all attendant rights, benefits, duties, restrictions and obligations stated therein as though an original party thereto and shall be deemed an “Outside Member” for all purposes under the LLC Agreement.  Subject in all respect to Section 2(b) of this Joinder, the Company hereby agrees that upon execution of this Joinder, the Cobb Group Members shall have all attendant rights and benefits stated in the LLC Agreement applicable to Outside Members, with the same force and effect as if the undersigned was an original party to the LLC Agreement, and that Schedule A to the LLC Agreement shall be amended to include the names of the Cobb Group Members and the number of Class A Common Units issued to each such Cobb Group Member as described herein.

b.             Notwithstanding anything to the contrary contained in this Joinder of the LLC Agreement, the Company and the Cobb Group Members agree as follows:

(1)           The issuance of the Class A Common Units to the Cobb Group Members as contemplated herein shall be deemed to be part of the Tranche One, which is the same Tranche as the Common Units that were issued to the Members of the Company at the Closing for all purposes of the LLC Agreement;

(2)           In addition to the Transfers permitted by Section 12.1 of the LLC Agreement as it applies to Outside Members, the Cobb Group Members shall be permitted to Transfer Common Units held by the Cobb Group Members as follows: (x) with respect to Cobb, for estate planning purposes or upon the death of Cobb, in each case, in the same manner and subject to the same restrictions, rights and limitations as set forth in Section 12.3 of the LLC Agreement as though Cobb was a “Management Member” solely for purposes of such Section 12.3 of the LLC Agreement and (y) with respect to Cobb Trust and Cobb Family Foundation, a Transfer of Common Units to any successor trustee or representative of such trust (but only for so long as it remains such); and

(3)           The Tag-Along Rights set forth in Section 12.6(a) of the LLC Agreement shall not apply to any Transfers of Common Units by the Cobb Group Members pursuant to Section 2(b)(2) of this Joinder.

3.   Effectiveness.  This Joinder shall take effect and shall become a part of the LLC Agreement as of the Effective Date immediately upon the execution hereof.

4.   Counterparts.  This Joinder may be executed in two (2) or more counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

5.   Governing Law.  This Joinder shall be governed in all respects, including as to validity, construction, interpretation and effect, by the substantive laws of the state of Delaware, without giving effect to the conflict of laws rules thereof.

6.   Headings.  The headings contained in this Joinder are for purposes of convenience only and shall not affect the meaning or interpretation of this Joinder.

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IN WITNESS WHEREOF, this Joinder has been duly executed and delivered by the duly authorized officers of the Company and New Member as of the date first above written.

BU FINANCIAL HOLDINGS LLC

By:	/s/ Rajinder P. Singh
Name: Rajinder P. Singh
Title: Secretary

/s/ Sue M. Cobb
SUE M. COBB

Cobb Family Twenty-Second Century Fund I, created under a trust agreement dated December 28, 1992

By:	/s/ Sue M. Cobb
Name: Sue M. Cobb
Title: Trustee

Cobb Family Foundation, Inc.

By:	/s/ Sue M. Cobb
Name: Sue M. Cobb
Title: President

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JOINDER TO THE AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

This JOINDER to the Amended and Restated Limited Liability Company Agreement (this “Joinder”) of BU Financial Holdings LLC, a Delaware limited liability company (the “Company”), dated as of May 21, 2009 (as the same may be amended, supplement or modified from time to time, the “LLC Agreement”), is made and entered into as of September 30, 2010 (the “Effective Date”) by and between (x) the Company and (y) Eugene DeMark (“DeMark”).

WHEREAS, pursuant to Section 3.9 of the LLC Agreement, the Company desires to admit DeMark as an Additional Member to the Company, to be treated as an “Outside Member” under the LLC Agreement but subject to Section 2 of this Joinder;

WHEREAS, pursuant to Section 3.9 of the LLC Agreement, DeMark desires to acknowledge that, upon execution of this Joinder and effective as of the Effective Date, DeMark shall be party to, and bound by all of the terms of, the LLC Agreement; and

WHEREAS, on the Effective Date, DeMark shall make an aggregate cash capital contribution of $500,000.00 to the Company in exchange for 250.36 Class A Common Units of the Company.

NOW THEREFORE, in consideration of the mutual promises and covenants set forth herein, and other good and valuable consideration, the receipt of which is hereby acknowledged, intending to be legally bound hereby, the parties to this Joinder agree as follows:

1.   Definitions.  Capitalized terms used herein but not otherwise defined herein shall have the respective meanings set forth in the LLC Agreement.

2.   Agreement to be Bound.

a.             Subject in all respect to Section 2(b) of this Joinder, DeMark hereby (i) acknowledges that he has received and reviewed a complete copy of the LLC Agreement and (ii) agrees that upon execution of this Joinder, DeMark shall become a party to the LLC Agreement as an Outside Member and shall be fully bound by, and subject to, all of the applicable terms, conditions, representations and warranties and other provisions of the LLC Agreement with all attendant rights, benefits, duties, restrictions and obligations stated therein as though an original party thereto and shall be deemed an “Outside Member” for all purposes under the LLC Agreement.  Subject in all respect to Section 2(b) of this Joinder, the Company hereby agrees that upon execution of this Joinder, DeMark shall have all attendant rights and benefits stated in the LLC Agreement applicable to Outside Members, with the same force and effect as if the undersigned was an original party to the LLC Agreement, and that Schedule A to the

LLC Agreement shall be amended to include the name of DeMark and the number of Class A Common Units issued to DeMark as described herein.

b.             Notwithstanding anything to the contrary contained in this Joinder of the LLC Agreement, the Company and DeMark agree as follows:

(1)           The issuance of the Class A Common Units to DeMark as contemplated herein shall be deemed to be part of the Tranche One, which is the same Tranche as the Common Units that were issued to the Members of the Company at the Closing for all purposes of the LLC Agreement;

(2)           In addition to the Transfers permitted by Section 12.1 of the LLC Agreement as it applies to Outside Members, DeMark shall be permitted to Transfer Common Units held by DeMark for estate planning purposes or upon the death of DeMark, in each case, in the same manner and subject to the same restrictions, rights and limitations as set forth in Section 12.3 of the LLC Agreement as though DeMark was a “Management Member” solely for purposes of such Section 12.3 of the LLC Agreement; and

(3)           The Tag-Along Rights set forth in Section 12.6(a) of the LLC Agreement shall not apply to any Transfers of Common Units by DeMark pursuant to Section 2(b)(2) of this Joinder.

3.   Effectiveness.  This Joinder shall take effect and shall become a part of the LLC Agreement as of the Effective Date immediately upon the execution hereof.

4.   Counterparts.  This Joinder may be executed in two (2) or more counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

5.   Governing Law.  This Joinder shall be governed in all respects, including as to validity, construction, interpretation and effect, by the substantive laws of the state of Delaware, without giving effect to the conflict of laws rules thereof.

6.   Headings.  The headings contained in this Joinder are for purposes of convenience only and shall not affect the meaning or interpretation of this Joinder.

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IN WITNESS WHEREOF, this Joinder has been duly executed and delivered by the duly authorized officer of the Company and Eugene DeMark as of the date first above written.

BU FINANCIAL HOLDINGS LLC

By:	/s/ Rajinder Singh
Name: Rajinder Singh
Title: Senior Executive VP

/s/ Eugene DeMark
EUGENE DEMARK

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JOINDER TO THE AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

This JOINDER to the Amended and Restated Limited Liability Company Agreement (this “Joinder”) of BU Financial Holdings LLC, a Delaware limited liability company (the “Company”), dated as of May 21, 2009 (as the same may be amended, supplement or modified from time to time, the “LLC Agreement”), is made and entered into as of December 30, 2010 (the “Effective Date”) by Kanas 2010 Annuity Trust (the “New Member”).  Capitalized terms used herein and not otherwise defined shall have the meaning specified in the LLC Agreement.

WHEREAS, as of the Effective Date, John A. Kanas transferred 12,500 Interests (in the form of Common Units, and for the avoidance of doubt, not Profits Interests) to the New Member, representing a portion of the Interests held by John A. Kanas as of the Effective Date;

WHEREAS, pursuant to Article XII of the LLC Agreement, including Section 12.4 of the LLC Agreement, the New Member desires to be admitted to the LLC, as a substitute member, to be treated as a “Management Member” or one of the “Management Members” under the LLC Agreement; and

WHEREAS, pursuant to Article XII of the LLC Agreement, including Section 12.4 of the LLC Agreement, the New Member desires to acknowledge that, effective upon execution of this Joinder, the New Member shall be party to and bound by all of the terms of the LLC Agreement applicable to Management Members.

NOW THEREFORE, in consideration of the mutual promises and covenants set forth herein, and other good and valuable consideration, the receipt of which is hereby acknowledged, intending to be legally bound hereby, the parties to this Joinder agree as follows:

1.   Definitions.  Capitalized terms used herein but not otherwise defined herein shall have the respective meanings set forth in the LLC Agreement.

2.   Agreement to be Bound.  The New Member agrees that upon execution of this Joinder, the New Member shall become a party to the LLC Agreement as a Management Member and shall be fully bound by, and subject to, all of the applicable terms, conditions, representations and warranties and other provisions of the LLC Agreement with all attendant rights, benefits, duties, restrictions and obligations stated therein as though an original party thereto and shall be deemed a “Management Member” for all purposes under the LLC Agreement.

3.   Effectiveness.  This Joinder shall take effect and shall become a part of the LLC Agreement immediately upon the execution hereof.

4.   Governing Law.  This Joinder shall be governed in all respects, including as to validity, construction, interpretation and effect, by the substantive laws of the state of Delaware, without giving effect to the conflict of laws rules thereof.

5.   Headings.  The headings contained in this Joinder are for purposes of convenience only and shall not affect the meaning or interpretation of this Joinder.

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IN WITNESS WHEREOF, this Joinder has been duly executed and delivered by the New Member as of the date first above written.

KANAS 2010 ANNUITY TRUST

By:	/s/ John A. Kanas
Name: John A. Kanas
Title: Trustee

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JOINDER TO THE AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

This JOINDER to the Amended and Restated Limited Liability Company Agreement (this “Joinder”) of BU Financial Holdings LLC, a Delaware limited liability company (the “Company”), dated as of May 21, 2009 (as the same may be amended, supplement or modified from time to time, the “LLC Agreement”), is made and entered into as of December 30, 2010 (the “Effective Date”) by Bohlsen 2010 Annuity Trust (the “New Member”).  Capitalized terms used herein and not otherwise defined shall have the meaning specified in the LLC Agreement.

WHEREAS, as of the Effective Date, John Bohlsen transferred [      ] Interests (in the form of Common Units, and for the avoidance of doubt, not Profits Interests) to the New Member, representing a portion of the Interests held by John Bohlsen as of the Effective Date;

WHEREAS, pursuant to Article XII of the LLC Agreement, including Section 12.4 of the LLC Agreement, the New Member desires to be admitted to the LLC, as a substitute member, to be treated as a “Management Member” or one of the “Management Members” under the LLC Agreement; and

WHEREAS, pursuant to Article XII of the LLC Agreement, including Section 12.4 of the LLC Agreement, the New Member desires to acknowledge that, effective upon execution of this Joinder, the New Member shall be party to and bound by all of the terms of the LLC Agreement applicable to Management Members.

NOW THEREFORE, in consideration of the mutual promises and covenants set forth herein, and other good and valuable consideration, the receipt of which is hereby acknowledged, intending to be legally bound hereby, the parties to this Joinder agree as follows:

1.   Definitions.  Capitalized terms used herein but not otherwise defined herein shall have the respective meanings set forth in the LLC Agreement.

2.   Agreement to be Bound.  The New Member agrees that upon execution of this Joinder, the New Member shall become a party to the LLC Agreement as a Management Member and shall be fully bound by, and subject to, all of the applicable terms, conditions, representations and warranties and other provisions of the LLC Agreement with all attendant rights, benefits, duties, restrictions and obligations stated therein as though an original party thereto and shall be deemed a “Management Member” for all purposes under the LLC Agreement.

3.   Effectiveness.  This Joinder shall take effect and shall become a part of the LLC Agreement immediately upon the execution hereof.

4.   Governing Law.  This Joinder shall be governed in all respects, including as to validity, construction, interpretation and effect, by the substantive laws of the state of Delaware, without giving effect to the conflict of laws rules thereof.

5.   Headings.  The headings contained in this Joinder are for purposes of convenience only and shall not affect the meaning or interpretation of this Joinder.

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IN WITNESS WHEREOF, this Joinder has been duly executed and delivered by the New Member as of the date first above written.

BOHLSEN 2010 ANNUITY TRUST

By:	/s/ John Bohlsen
Name: John Bohlsen
Title: Trustee

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